UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2022

Aravive, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36361	26-4106690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

River Oaks Tower
3730 Kirby Drive, Suite 1200
Houston, Texas 77098
(Address of principal executive offices)

(936) 355-1910
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ARAV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Aravive, Inc. (the “Company”) is filing this Amendment No. 1 (“Form 8-K/A”) to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 26, 2022 (the “Original Form 8-K”) to (i) to disclose that the Private Placement (as defined below) had closed and (ii) to refile Exhibit 10.1 to the Original Form 8-K, the Form of Securities Purchase Agreement, dated October 24, 2022, by and among Aravive, Inc. and the purchasers party thereto to correct a typographical error contained in in the defined term “Per Share Purchase Price” in such exhibit. There is no change to the other information in the Original Form 8-K.

Item 8.01.	Other Events.

On October 27, 2022, the Company closed its previously announced private placement priced at-the-market consistent with the rules of the Nasdaq Stock Market LLC (the “Private Placement”) pursuant to which the Company entered into a securities purchase agreement (the “Purchase Agreement”) with several institutional accredited investors (the “Investors”), Eshelman Ventures, LLC (“Eshelman Ventures”) and certain directors and officers of the Company (the “Insiders” and together with Eshelman Ventures, the “Insider Investors”), whereby the Company issued and sold an aggregate of (i) 29,308,612 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), (ii) with respect to certain Investors, in lieu of the Shares, pre-funded warrants to purchase up to an aggregate of 15,870,199 shares of Common Stock (the “Pre-Funded Warrants”), and (iii) accompanying Series A warrants (the “Series A Warrants”) and Series B warrants (the “Series B Warrants”, together with the Series A Warrants, the “Warrants”) to purchase up to an aggregate of 45,178,811 shares of Common Stock or Pre-Funded Warrants. The combined purchase price of each Share and accompanying Warrants was $0.9199. The combined purchase price of each Pre-Funded Warrant and accompanying Warrants was $0.9198, which is equal to the Investor’s combined purchase price per Share and accompanying Warrants, minus the per share exercise price of each Pre-Funded Warrant of $0.0001. The Pre-Funded Warrants were offered only to the Investors. The per share exercise price of the Warrants is $0.7949.

The Insider Investors consist of the following: (i) Eshelman Ventures, an entity wholly owned by Dr. Fredric N. Eshelman, the Executive Chairman of the Company’s Board of Directors (purchased 16,306,120 Shares and Warrants to purchase 16,306,120 shares of Common Stock), (ii) Amato Giaccia, Ph.D., Director, through his IRA (purchased 271,768 Shares and Warrants to purchase 271,768 shares of Common Stock), (iii) Peter C. Ho, Director, through a trust he controls (purchased 54,353 Shares and Warrants to purchase 54,353 shares of Common Stock), (iv) Rudy Howard, the Company’s Chief Financial Officer (purchased 10,870 Shares and Warrants to purchase 10,870 shares of Common Stock), (v) Gail McIntyre, Ph.D., the Company’s Chief Executive Officer and Director (purchased 54,353 Shares and Warrants to purchase 54,353 Shares of Common Stock), and (vi) Eric Zhang, Director, through an entity he controls (purchased 543,537 Shares and Warrants to purchase 543,537 shares of Common Stock).

The Company received aggregate gross proceeds from the Private Placement of approximately $41.5 million, before deducting the placement agent commissions and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the Private Placement to continue clinical development of batiraxcept in platinum resistant ovarian cancer, clear cell renal cell carcinoma and pancreatic adenocarcinoma, and for general corporate purposes.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K/A and is incorporated by reference herein.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the expected closing of the Private Placement, anticipated proceeds from the Private Placement and the use thereof, the Company’s plans to file a registration statement to register the resale of the shares of Common Stock to be issued and sold in the Private Placement and the issuance of the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants and the Warrants. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including risks relating to the intended use of net proceeds from the Private Placement; and risks described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, which are on file with the SEC; and risks described in other filings that the Company makes with the SEC in the future. Any forward-looking statements contained in this Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement, dated October 24, 2022, by and among Aravive, Inc. and the purchasers party thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2022	ARAVIVE, INC. (Registrant)

	By:	/s/ Gail McIntyre
Name: Gail McIntyre
Title: Chief Executive Officer

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